UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2022

Ladder Capital Corp
(Exact name of registrant as specified in its charter)

Delaware	001-36299	80-0925494
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor	10154
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 715-3170

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	LADR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2022, Ladder Capital Corp (“Ladder”) appointed Anthony V. Esposito as Chief Accounting Officer and principal accounting officer, effective May 10, 2022. Paul J. Miceli, Chief Financial Officer of Ladder, who previously performed the functions of Ladder’s principal accounting officer, will continue to serve as Ladder’s principal financial officer.

Before joining Ladder, Mr. Esposito, age 43, worked for iStar Inc. and Safehold Inc. from May 2013 to May 2022, most recently serving as Senior Vice President, Corporate Controller for both. Prior to that, Mr. Esposito was a Senior Manager in the assurance practice at Ernst & Young LLP, where he was employed from July 2002 to May 2013. Mr. Esposito is a Certified Public Accountant and holds a Bachelor of Science in Accounting from the State University of New York at Albany, and a Master of Science in Real Estate from the Schack Institute of Real Estate at New York University.

Mr. Esposito will receive a base salary of $275,000 per year and will be eligible for a discretionary bonus as determined by Ladder. Mr. Esposito is also entitled to an initial equity award in the form of restricted stock of Ladder with a grant date value as of the date of his appointment of $375,000, half of which will be subject to time-vesting conditions and the other half will be subject to time and performance-vesting conditions in accordance with the restricted stock award agreement between Ladder and Mr. Esposito. Mr. Esposito will be entitled to participate in all of Ladder’s employee benefit programs in which employees of Ladder are generally eligible to participate. Mr. Esposito will also be subject to confidentiality, non-compete and non-solicitation covenants that are generally applicable to employees of Ladder.

Mr. Esposito is not a party to any arrangement or understanding regarding his selection as an officer. There are no family relationships between Mr. Esposito and any director or executive officer of Ladder. Mr. Esposito is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

Date: May 12, 2022	By:	/s/ Kelly Porcella
	Name:	Kelly Porcella
	Title:	Chief Administrative Officer & General Counsel